EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of ESGEN Acquisition Corporation (the “Company”) on Form 10-Q for the quarter ended September 30, 2023, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Nader Daylami, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 14, 2023

By:	/s/ Nader Daylami
Name:	Nader Daylami
Title:	Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)